Merger	9 Months Ended
Sep. 30, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Merger	Acquisitions and Other Transactions
On July 1, 2025, the Company completed the acquisition of Global Container International LLC (“GCI”), a Bermuda-domiciled container leasing company that operates a fleet of approximately 0.5 million TEU, for a purchase price of $1,076.6 million, inclusive of transaction costs. The transaction was accounted for as an asset acquisition, with the majority of the purchase price allocated to leasing equipment and finance lease receivables, and the remaining purchase price allocated to other acquired assets including cash, restricted cash, accounts receivable, and an in-place lease intangible asset. The transaction was funded with cash on hand as of June 30, 2025, obtained from borrowings under the Company's credit facility. At closing, Triton paid $321.9 million to GCI shareholders and repaid $457.7 million of outstanding GCI indebtedness as a condition to close. In addition, $284.9 million of existing securitization fixed-rate notes, which remain outstanding, were transferred to Triton in connection with the GCI acquisition.

On March 27, 2025, the Company distributed its equity interest in Triton Container Finance VIII LLC ("TCF VIII"), a special purpose securitization subsidiary of Triton, to Thanos Holdings Limited ("Parent") (the “TCF VIII Distribution”). The effective date of the TCF VIII Distribution used for accounting purposes was March 31, 2025. As of March 31, 2025, TCF VIII had total assets of approximately $1.8 billion, consisting primarily of revenue earning assets, total indebtedness of approximately $1.3 billion, and shareholders’ equity of approximately $0.5 billion. From April 1, 2025 forward, revenues and net income related to TCF VIII are no longer included in the Company's Consolidated Statements of Operations. Following the TCF VIII Distribution, the Company continues to manage the containers in the TCF VIII securitization portfolio, for which it is entitled to receive management fees. For the three and nine months ended September 30, 2025, the Company received $6.3 million and $13.4 million of management fees, respectively.